UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALASKA COMMUNICATIONS SYSTEMS GROUP, INC
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.
    BROKER
      LOGO
      HERE
Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Shareholder Meeting to be held on Jun 09, 2008

Proxy Material Available
1	Combined Document

2	Telephone/Internet insert (BR supplied)

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before May 27, 2008
HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET     - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL*         - sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	June 09, 2008
Meeting Time:	10:00 AM ADT
For holders as of:	April 21, 2008

Meeting Location:

Alaska Communications Systems
600 Telephone Ave., 4th Floor
Anchorage, AK 99503

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Voting items
The Board of Directors recommends that
you vote “For” the following.

1.	Election of Directors
	Nominees
01	Liane Pelletier	02	Brian Rogers	03	John M. Egan	04	Patrick Pichette	05	Gary R. Donahee
06	Edward J. Hayes, Jr.	07	Annette Jacobs	08	David Southwell
The Board of Directors recommends you vote FOR the following proposal(s).
2.	To ratify the appointment of KPMG LLP as the company’s independent auditor for the fiscal year ending December 31, 2008.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions